UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 11, 2007

ENERJEX RESOURCES, INC.

(Name of small business issuer in its charter)

Nevada	000-30234	13-3349556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7300 W. 110th, 7th Floor Overland Park, KS	66210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 693-4600

Copies of Communications to:

Stoecklein Law Group

402 West Broadway, Suite 400

San Diego, CA 92101

(619) 595-4882

Fax (619) 595-4883

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objections of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing.

Forward-looking statements may include the words “may,” “could,” “estimate,” “intend,” “continue,” “believe,” “expect” or “anticipate” or other similar words. These forward-looking statements present our estimates and assumptions only as of the date of this report. Except for in accordance with securities laws, we do not intend, and undertake no obligation, to update any forward-looking statement.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The factors impacting these risks and uncertainties include, but are not limited to:

o	increased competitive pressures from existing competitors and new entrants;
o	increases in interest rates or our cost of borrowing or a default under any material debt agreements;
o	deterioration in general or regional economic conditions;
o	adverse state or federal legislation or regulation that increases the costs of compliance, or adverse findings by a regulator with respect to existing operations;
o	hedging risks;
o	inability to achieve future sales levels or other operating results;
o	fluctuations in the price of oil and gas;
o	the unavailability of funds for capital expenditures; and
o	operational inefficiencies in our operations.

For a detailed description of these and other factors that could cause actual results to differ materially from those expressed in any forward-looking statement, please see “Factors That May Affect Our Results of Operation” in our Quarterly Report on Form 10-QSB for the period ended December 31, 2006.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Financing Transaction

On April 11, 2007, Midwest Energy, Inc. (“Midwest”), a wholly-owned subsidiary of EnerJex Resources, Inc., and EnerJex Resources, Inc. (the “Registrant”) entered into a Securities Purchase Agreement, Registration Rights Agreements, Senior Senior Secured Debentures, a Pledge and Security Agreement, a Secured Guaranty, and other related agreements (the “Financing Agreements”), with DKR Soundshore Oasis Holding Fund Ltd., West Coast Opportunity Fund, LLC, Enable Growth Partners LP, Enable Opportunity Partners LP, Glacier Partners LP, and Frey Living Trust (the “Buyers”).

Pursuant to the Financing Agreements, Midwest authorized a new series of senior secured debentures of the Company (the “Debentures”). Under the terms of the Financing Agreements, the Buyer’s agreed to purchase and Midwest agreed to sell Debentures for a total purchase price of $9,000,000. The Debentures have a three-year term and bear an interest rate equal to 10% per annum. The funding will occur in two tranches, $6,300,000 at closing and $2,700,000 on or before June 8, 2008.

In connection with the sale of the Debentures, the Registrant agreed to issue the Buyers 9,000,000 shares of common stock or common stock purchase warrants, (6,300,000 shares of common stock were issued at closing) each warrant entitling the holder to purchase one share of the Registrant’s common stock at $0.01 per share (the “Closing Securities”). On the Second Closing date, on or before June 8, 2007, the Registrant will deliver to the Buyers, the remaining Debentures and Closing Securities equal to and in exchange of the purchase price of $2,700,000. In addition, the Registrant may be required to issue the Buyers up to an additional 12,000,000 shares of common stock or warrants in the event Midwest fails to meet certain production thresholds over the term of the debentures.

Net Proceeds to Midwest from the First Closing of the financing were $5,699,364.45, after payment of fees and expenses to the Registrant’s placement agent, C.K. Cooper & Company, of $500,635.55 (for the entire $9 million transaction), and $100,000 in attorney’s fees.

$200,000 of the First Closing proceeds was utilized to exercise the previously disclosed option to participate in the “Black Oaks” joint exploration effort in Woodson and Greenwood Counties, Kansas with MorMeg, LLC., as described below. Further, $4,000,000 was placed into a joint operating account for the development of the MorMeg property. The balance of the proceeds raised from the sale of the Debentures will be used for development of other producing oil and gas assets in eastern Kansas and for general corporate purposes.

The following describes certain material terms of the financing transaction with the Buyers. The description below is not a complete description of all terms of the financing transaction and is qualified in its entirety by reference to the Financing Agreements entered into in connection with the financing, which are attached as exhibits hereto.

Debenture Maturity Date and Interest Rate. The $9 million Debentures mature on March 31, 2010, absent earlier redemption by Midwest, and carry an interest rate of 10%.

Payment of Interest and Principal. Interest on the Debentures began accruing on April 11, 2007 and is payable quarterly in arrears on the first day of each succeeding quarter during the term of the Debentures, beginning on or about May 11, 2007 and ending on the Maturity Date of March 31, 2010. The Registrant, under certain conditions specified in the Debentures, may pay interest payments in shares of its registered common stock. Additionally, on the Maturity Date, Midwest is required to pay the amount equal to the principal, as well as all accrued but unpaid Interest.

Right to Redeem Debenture. So long as a registration statement covering all the registrable securities is effective, Midwest has the option of prepaying the principal, in whole but not in part by paying the amount equal to 100% of the Principal, together with accrued and unpaid interest by giving six (6) business days prior notice of redemption to the Buyers.

Production Thresholds. So long as any Debenture is outstanding, Midwest is required to produce a minimum average daily quantity of oil and natural gas of no less than the following on each of the following dates (the “Measurement Dates”):

	12/31/07	06/30/08	12/31/08	06/30/09
BOPDE Production	180	182	170	206

In the event that for any Measurement Date specified above, Midwest does not meet the production thresholds applicable to such Measurement Date, then the Registrant shall issue to the Buyers an aggregate 3,000,000 shares of common stock for each threshold date (up to 12,000,000 shares total). Each Buyer may elect, to receive common stock purchase warrants in lieu of its allocation of shares of common stock. Such warrants shall have an exercise price of $0.01 per share and be exercisable for a four year term

Notwithstanding the above, for the Measurement Date of December 31, 2008, if BOPDE production is (i) equal to or greater than 112 BOPDE but less than 170 BOPDE, the Registrant is only obligated to issue 1,000,000 shares of common stock instead of 3,000,000 shares of common stock, and (ii) equal to or greater than 56 BOPDE but less than 112 BOPDE, the Registrant is only obligated to issue 2,000,000 shares of common stock instead of 3,000,000 shares of common stock

Further, for the Measurement Date of June 30, 2009, if BOPDE production is (i) equal to or greater than 136 BOPDE but less than 206 BOPDE, the Registrant is only obligated to issue 1,000,000 shares of common stock instead of 3,000,000 shares of common stock, and (ii) equal to or greater than 69 BOPDE but less than 136 BOPDE, the Registrant is only obligated to issue 2,000,000 shares of common stock instead of 3,000,000 shares of common stock.

Security of Debentures. The Debentures, executed by and between Midwest and Buyers, was guaranteed, pursuant to the “Secured Guaranty” and “Pledge and Security Agreement” by the Registrant and secured by a security interest in all of the assets of the Registrant and Midwest pursuant to various financing instruments, financing statements, and assignments of production.

Registration Rights. Pursuant to the terms of the Registration Rights Agreement between the Registrant and Buyers, the Registrant is obligated to file at least three registration statements registering the 9,000,000 shares of common stock or shares of common stock underlying the common stock purchase warrants, 3,000,000 interest shares potentially issuable under the Debentures, and up to 12,000,000 production threshold shares which may be issued pursuant to the Securities Purchase Agreement. The first two registration statements will each register 3,000,000 shares of common stock, or shares of common stock underlying common stock purchase warrants. The third registration statement will register the remaining 3,000,000 shares of common stock, and the interest shares issued and issuable pursuant to the terms of the Debentures. In addition, the Registrant is required to file a registration statement within 30 days of the issuance of any production threshold shares.

The Registrant is required to file the three required registration statements as follows:

•

The first registration statement must be filed on or before (75 days after initial closing) approximately June 25, 2007 and must have the registration statement declared effective on or before (150 days after the first filing deadline) September 8, 2007.

•	The second registration statement must be filed on the date which is six months and one day after the earlier of the (i) first effective date or (ii) first effectiveness deadline.
•	The third registration statement must be filed on the date which is six months and one day after the earlier of the (i) second effective date or (ii) second effectiveness deadline.

If the Registrant fails to obtain and maintain effectiveness of a registration statement, the Registrant will be obligated to pay cash to each Buyer equal to: (i) 0.5% of the aggregate purchase price allocable to such Buyers’s registrable securities included in such registration statement for the first 30 day period following such effectiveness failure or maintenance failure, (ii) 0.75% of the aggregate Purchase price allocable to such Buyer’s registrable securities in such registration statement for the following thirty day period; and (iii) 1% of the aggregate purchase price allocable to such Buyer’s registrable securities included in the registration statement for every thirty day period thereafter. These payments are capped at 10% of the Buyer’s original purchase price under the Debentures.

Additional Restrictions. In addition to standard covenants and conditions such as the Registrant maintaining its reporting status with the SEC pursuant to the 1934 Act, the financing documents contain certain restrictions regarding the operation of the Registrant.

MorMeg, LLC – Black Oaks Acquisition

Following the closing of the Debenture financing described above, Midwest paid MorMeg, LLC the remaining $200,000 option fee (total fee was $500,000) to participate in a joint exploration effort in Woodson and Greenwood Counties, Kansas known as the “Black Oaks Project”.

As a condition to the option exercise, Midwest deposited $4,000,000 of the Debenture proceeds into a joint operating account to be used to develop the Black Oaks Project. These funds will be utilized by the Registrant, Midwest and MorMeg pursuant to the Joint Exploration Agreement (“JEA”) entered into between the Registrant and Mormeg on or about March 30, 2007.

The following describes certain material terms of the JEA with MorMeg. The description below is not a complete description of all terms of the JEA and is qualified in its entirely by reference to the Joint Operating Agreement attached hereto as Exhibit 10.21.

The JEA

Operating Account. The parties established a separate operating account into which $4,000,000 of the Debenture funds and other revenue from production from the leases or generated by the activities will be placed. The parties will select a commercially available oil and gas accounting software program to provide a format for the project’s accounting and reporting.

Field Operations. MorMeg will perform the field operations as the exclusive operator for the project’s activities. MorMeg will perform the activities as operator at its costs incurred in operations plus 20% of costs. In the case of drilling, MorMeg will use eleven dollars ($11.00) per foot as the cost figure to which 20% will be added. All other invoices will be submitted for payment to the operating account at MorMeg’s costs including any discounts or premiums available to MorMeg from purchases in connection with the leases plus 20%.

Current Production. The current oil production, estimated to be 30 barrels of oil per day, was assigned to Midwest in recordable form of 95% of the working interest in and to the leases and like interests in all personal property and equipment located on the leases and used in the development or operation of the leases and of the rights incident or appurtenant to the leases. MorMeg retained a 5% working interest, which shall be a carried interest as to all costs and expenses of development and operation.

MorMeg’s Interest. MorMeg will retain a 5% carried working interest in and to the leases. At pay-out of the project’s total expenses from revenue, MorMeg’s 5% carried interest shall convert to, and become a 30% working interest in and to the leases.

Ongoing Project Funding. The Registrant is obligated to secure and contribute additional funding so as not to cause more than 30 days delay of project activities due to lack of funding to complete the project. In the event the Registrant does not obtain additional funding, or all funding, to complete all the activities described in the JEA, MorMeg may cancel and declare the JEA of no force and effect from the point of cancellation forward. In the event of cancellation of the JEA by MorMeg, the following procedure and formula will be used to distribute the ownership and pay the debts of the project.

(i)           The project revenues from whatever source will be used to repay all debt associated with the project, including without limitation any loan or debt incurred by the Registrant or Midwest to obtain funding for the Black Oaks Project.

(ii)          When the project debt is paid, the working interest of the individual leases within the Black Oaks block will be assigned to Midwest in the undivided interest that the total the Registrant investment bears to the total of that investment plus the pre-project commencement value, with the remaining undivided interest (which shall not be a carried interest) being assigned to MorMeg. The parties agree to reassign working interest if necessary to redistribute the working interest according to the above formula.

Option on “Nickel Town”. The Registrant was granted an 18 month option to participate in the “Nickel Town” prospect owned by MorMeg. Should the Registrant elect to participate in the Nickel Town prospect, it will have the option of negotiating new operating and other governing agreements with MorMeg.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Registrant incurred a $9 million financial obligation through the Financing Agreements described in Item 1.01 above. The Financing Agreements provide security in the form of a blanket lien on all of the assets of the Registrant and Midwest. In the event of a default by either the Registrant or Midwest under the terms of the Financing Agreements, the Buyers under the Financing Agreements may enforce their rights as secured parties and accelerate payments under the Debentures which may result in the Registrant losing all or a portion of its assets. Subject to certain grace periods, the Debentures and Financing Agreements provide for the following events of default (among others):

•	Failure of Registrant to timely file the registration statements and have same declared effective by the SEC within the time periods set forth in the Registration Rights Agreement;

•	The suspension of Registrant’s common stock from the Over-the-Counter Bulletin Board for five consecutive days or for more than an aggregate of ten days in 365 days;
•	Failure to pay principal and interest when due;
•	An uncured breach by Midwest or Registrant of any material covenant, term or condition in any of the Debentures or related agreements;
•	A breach by the Registrant or Midwest of any material representation or warranty made in any of the Debentures or related agreements; and
•	Any form of bankruptcy or insolvency proceeding is instituted by or against the Registrant or Midwest.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to the Senior Secured Debentures and the Financing Agreements related thereto, on April 11, 2007, the Registrant, concurrent with First Closing, issued 6,300,000 shares of restricted common stock to six accredited investors. Pursuant to the terms of the Securities Purchase Agreement, upon Buyers funding an additional $2,700,000 on or before June 8, 2007, the Registrant will issue an additional 2,700,000 shares of restricted common stock or warrants to purchase shares of common stock.

Additionally, in the event Midwest does not meet the production thresholds applicable to the Measurement Dates as set forth in Item 1.01 above, then in that event, the Registrant shall issue to the Buyers up to an additional 12,000,000 shares of common stock or warrants to purchase shares of common stock.

The Registrant believes that the issuance and sale of the securities (Debentures, common stock and common stock purchase warrants) were exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(2) and Regulation D Rule 506. The Securities were issued directly by the Registrant and did not involve a public offering or general solicitation. The Buyers of the Debentures (the recipients of the Securities) are “Accredited Investors” as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933. The Buyers, and/or their representatives, were afforded an opportunity for effective access to files and records of the Registrant that contained the relevant information needed to make its investment decision, including the financial statements and Exchange Act reports. The Registrant reasonably believes that the Buyers, immediately prior to receiving the Securities, had such knowledge and experience in financial and business matters that they were capable of evaluating the merits and risks of their investment. The Buyers, and/or their representatives had the opportunity to speak with the Registrant’s management on several occasions prior to their investment decision.

Item 8 – Other Events.

On April 13, 2007, the Registrant issued a press release announcing the Debenture financing. A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Exhibits.

Exhibit Number	Description
10.11	Securities Purchase Agreement – dated April 11, 2007
10.12	Registration Rights Agreement – dated April 11, 2007
10.13	Senior Secured Debenture – ($3,500,000)West Coast Opportunity Fund, LLC, dated April 11, 2007
10.14	Senior Secured Debenture – ($700,000) DKR Soundshore Oasis Holding Fund Ltd., dated, April 11, 2007
10.15	Senior Secured Debenture – ($1,050,000) Enable Growth Partners LP, dated April 11, 2007
10.16	Senior Secured Debenture – ($350,000) Enable Opportunity Partners LP, dated April 11, 2007
10.17	Senior Secured Debenture – ($350,000) Glacier Partners LP, dated April 11, 2007
10.18	Senior Secured Debenture – ($350,000) Frey Living Trust, dated April 11, 2007
10.19	Secured Guaranty – dated April 11, 2007
10.20	Pledge and Security Agreement – dated April 11, 2007
10.21	Joint Exploration Agreement – dated March 30, 2007
99.1	Press Release announcing $9m financing – dated April 13, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERJEX RESOURCES, INC.

By:/s/ Steve Cochennet

Steve Cochennet, Chief Executive Officer

Date: April 13, 2007